UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2025

GALECTIN THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240
NORCROSS, GA 30071
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001par value per share	GALT	The Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Stockholders held on December 3, 2025, the stockholders of the Company elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified.  The stockholders also approved a non-binding advisory resolution to approved executive compensation and recommended, by non-binding vote, the frequency with which the Company will conduct stockholder advisory votes on executive compensation.  Finally, the stockholders ratified the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025;

The final results of the voting on each matter of business at the 2025 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Gilbert F. Amelio, Ph.D.	25,335,421	874,903	19,513,532
Benjamin S. Carson, Sr., M.D.	25,916,838	293,486	19,513,532
Kary Eldred	25,886,740	323,584	19,513,532
Kevin D. Freeman	25,827,896	382,428	19,513,532
Joel Lewis	25,688,709	521,615	19,513,532
Gilbert S. Omenn, M.D., Ph.D.	25,810,287	400,037	19,513,532
Marc Rubin, M.D.	25,875,306	335,018	19,513,532
Elissa J. Schwartz, Ph.D.	25,920,970	289,354	19,513,532
Harold H. Shlevin, Ph.D.	25,745,010	465,314	19,513,532
Richard E. Uihlein, Chairman	25,907,034	303,290	19,513,532
Richard A. Zordani	25,906,350	303,974	19,513,532

Vote on a non-binding advisory resolution to approve the compensation paid to Galectin’s named executive officers, as disclosed in the proxy statement

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
25,260,489	639,415	310,420	19,513,532

Recommendation, by non-binding vote, the frequency with which Galectin will conduct stockholder advisory votes on executive compensation

1 year	2 years	3 years	Abstain
3,616,823	406,162	22,075,944	111,295

In accordance with the voting results for this item, the Company’s Board of Directors determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted every three years, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

Ratification of the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025

Votes For	Votes Against	Votes Abstain
45,458,024	142,268	123,564

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: December 8, 2025	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer